UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: May 9, 2008

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This current report on Form 8-K is filed to provide the following select unaudited summarized financial information for the quarter ended March 27, 2008 of National CineMedia, LLC (“NCM LLC”). This select unaudited summarized financial information is provided due to potential reporting requirements of NCM LLC’s founding members who may disclose the select unaudited summarized financial information of NCM LLC.

National CineMedia, LLC

Select Unaudited Summarized Financial Information

Quarter Ended March 27, 2008

(Unaudited, in millions)

Revenue	$62.7
Expenses	$45.0

Operating Income	$17.7
Interest Expense, Net	$13.5

Net Income	$4.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, NCM Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: May 9, 2008	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary

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